OTHER PAYABLES	12 Months Ended
Dec. 31, 2019
Trade and other payables [abstract]
OTHER PAYABLES
25.	OTHER PAYABLES

	2019	2018
Onerous obligation (i)	5,817,130	4,493,894
Unearned revenues (ii)	1,704,420	1,916,570
Provisions for indemnities payable	640,661	676,984
Advances from customers	313,163	215,228
Consignment to third parties	41,249	56,302
Provision for asset decommissioning	18,101	17,395
Other	404,455	510,867
Total	8,939,179	7,887,240
Current	1,405,013	1,381,919
Non-current	7,534,166	6,505,321

(i)
The Company and its subsidiaries are parties to a telecommunications signals transmission capacity supply agreement using submarine cables that connect North America and South America, and also hires the supply of capacity of the space segment for the provision of the DTH TV service. Since (a) the agreement obligations exceed the economic benefits that are expected to be received throughout the agreement; and (b) the costs are unavoidable, the Company and its subsidiaries recognized, pursuant to IAS 37, an onerous obligation measured at the lowest of net output cost of the agreement brought to present value, in 2019, amounting to R$1.2 billion of the satellite transmission contract (DTH TV) and in 2018, amounting to R$4.5 billion of the transmission contract via submarine cables.

(ii)
Refers to the amounts received a prepayment for the assignment of the commercial operation and the use of infrastructure assets that are recognized in revenue for the agreements’ effective period. Include also certification/installation rates of the service that are recognized in the revenue pursuant to the period that the services are used by the customers.